Third Quarter 2019 Investor Presentation November 5, 2019

Safe Harbor Statement We make forward-looking statements in this presentation that are subject to risks and uncertainties.  These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives.  When we use the words "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, we intend to identify forward-looking statements.  Statements regarding the following subjects, among others, may be forward- looking: our business and investment strategy; our projected operating results; our ability to obtain financing arrangements; financing and advance rates for MBS and our potential target assets; our expected leverage; general volatility of the securities markets in which we invest and the market price of our common stock; our expected investments; interest rate mismatches between MBS and our potential target assets and our borrowings used to fund such investments; changes in interest rates and the market value of MBS and our potential target assets; changes in prepayment rates on Agency MBS and Non-Agency MBS; effects of hedging instruments on MBS and our potential target assets; rates of default or decreased recovery rates on our potential target assets; the degree to which any hedging strategies may or may not protect us from interest rate volatility; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our qualification as a REIT; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; availability of investment opportunities in mortgage-related, real estate-related and other securities; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; and market trends in our industry, interest rates, real estate values, the debt securities markets or the general economy. The forward-looking statements in this presentation are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us.  You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described in our filings with the SEC under the headings "Summary," "Risk factors," "Management's discussion and analysis of financial condition and results of operations" and "Business."  If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements.  Any forward-looking statement speaks only as of the date on which it is made.  New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us.  Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is not an offer to sell securities nor a solicitation of an offer to buy securities in any jurisdiction where the offer and sale is not permitted. 1

Third Quarter 2019 WMC Earnings Call Presenters Jennifer W. Murphy Lisa Meyer Harris Trifon Chief Executive Officer & Chief Financial Officer & Chief Investment Officer President Treasurer 2

Overview of Western Asset Mortgage Capital Corporation Western Asset Mortgage Capital Corporation (“WMC”) is a public REIT that benefits from the leading fixed income management capabilities of Western Asset Management Company, LLC ("Western Asset") • One of the largest U.S. fixed income asset managers with AUM of $452.9 billion(1) ◦ The AUM of the Mortgage and Consumer Credit Group is $81.7 billion(1) ◦ Extensive mortgage and consumer credit investing track record • Publicly traded diversified mortgage REIT positioned to capture attractive current and long-term investment opportunities in the residential and commercial mortgage markets • Completed Initial Public Offering in May 2012 Please refer to page 19 for footnote disclosures. 3

Corporate Overview ▪ WMC is a diversified mortgage finance REIT supported by the deep investment experience of the mortgage and consumer credit group and risk management teams of Western Asset, a leading global fixed income manager. ▪ Western Asset's depth and breadth of fixed income expertise, comprehensive platform, and global institutional relationships provide WMC key advantages: * Best-in-class portfolio and risk management capabilities; * Access to investment opportunities and financing relationships and terms reflective of Western Asset's global platform; * Operational excellence and efficiencies; and * Highest standards of financial reporting, disclosure and transparency. ▪ WMC has built a barbell investment strategy pairing Agency commercial mortgage- backed securities ("Agency CMBS") and opportunistic Agency residential mortgage- backed securities ("Agency RMBS") with credit investments, which include residential and commercial loan exposure. ▪ WMC has paid a consistent dividend for 14 quarters, reflecting a philosophy of delivering a sustainable dividend that is supported by the core earnings of the portfolio. 4

Barbell Investment Strategy • An investment strategy designed to balance our interest rate investments with residential and commercial credit investments. • Primary goal of generating attractive returns while preserving book value. $5.0 Billion Hybrid Portfolio Comprised of Interest Rates and Credit Investments Interest Rate Investments Credit Investments • Agency CMBS • Residential Non-Qualified Mortgages ◦ Prepayment Protection • Commercial Loans ◦ Less Expensive to Hedge ◦ Bridge Loans ◦ Market > $700 Billion ◦ Large Transitional Loans • Agency RMBS • Non-Agency Securities ◦ Opportunistic Exposure 5

Target Investment Opportunities Interest Rate Investments ▪ Multifamily residential loans guaranteed by Fannie Mae and Freddie Mac. ▪ Market size of more than $700 billion with annual issuance in excess of $100 billion. Agency CMBS ▪ Prepayment protection in the form of defeasance, yield maintenance or points. ▪ Interest only securities receive the prepayment penalties. ▪ Principal bearing bonds have soft bullets and tight windows for principal payment. Credit Investments ▪ Generally invest in transactions where our manager has an opportunity to Commercial Loans negotiate deal structure and covenants. ▪ Attractive yields of LIBOR plus 4% to 10%. ▪ Target floating rate assets and short term loans. • Strategic partnerships with seasoned originators. Non-Qualifying ▪ Mainly 3/1, 5/1, and 7/1 ARM loans. Residential Mortgages ▪ Coupon between 4.0% to 5.5%. ▪ Target loan to value below 70%. 6

Third Quarter Financial Highlights ▪ September 30, 2019 book value per share of $10.60, net of third quarter common dividend of $0.31 declared on September 19, 2019. ▪ GAAP net income of $19.7 million, or $0.37 per basic and diluted common share. ▪ Core earnings of $15.0 million(2), or $0.28 per basic and diluted common share. ▪ Economic return on book value was 3.8%(3) for the quarter. ▪ 1.69%(4) annualized net interest margin on our investment portfolio. ▪ 5.4x leverage excluding non-recourse debt as of September 30, 2019 (8.0x leverage including non-recourse debt). ▪ Issued an additional $40.0 million aggregate principal amount of 6.75% convertible senior unsecured notes due 2022. ▪ Sold $562.3 of Agency MBS investments. ▪ Redeployed the capital to acquire $564.6 million of investments, consisting of: * $237.5 million in Agency CMBS * $129.7 million in a Commercial Loan * $80.7 million in Residential Whole Loans * $108.7 million in Non-Agency CMBS * $7.9 million in GSE Risk Transfer Securities. Please refer to page 19 for footnote disclosures. 7

Recent Performance (3) Economic Return Book Value $12.00 4% $10.00 5.4% $8.00 2% 3.8% $6.00 $10.45 $10.70 $10.51 $10.60 1.1% 0% $4.00 $2.00 (3.3)% -2% $0.00 Q4 2018 Q1 2019 Q2 2019 Q3 2019 -4% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Dividend Per Share Core Earnings Plus Drop Income Per Share (2) $0.35 $0.40 $0.30 $0.35 $0.30 $0.25 $0.25 $0.20 $0.20 $0.31 $0.31 $0.31 $0.31 $0.15 $0.34 $0.32 $0.15 $0.31 $0.28 $0.10 $0.10 $0.05 $0.05 $0.00 $0.00 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Please refer to page 19 for footnote disclosures. 8

WMC Returns as of September 30, 2019 Economic Return(3) Total Stock Return(19) 3 Years 5/5/12 to 3 Years 5/5/12 to QTD YTD Ended 9/30/2019 QTD YTD Ended 9/30/2019 3.8% 10.3% 24.7% 40.4% (0.2)% 26.9% 28.3% 35.6% Please refer to page 19 for footnote disclosures. 9

Portfolio Composition 0.9% Total Investment Portfolio ($ in millions) 5.8% Agency RMBS September 30, 2019 Agency CMBS Agency CMBS $ 1,807 24.1% Non-Agency RMBS Agency RMBS 382 36.0% Non-Agency CMBS Non-Agency CMBS 292 Non-Agency RMBS 47 Residential Whole-Loans Residential Whole-Loans 1,209 1.1% Residential Bridge Loans Residential Bridge Loans(5) 53 Securitized Commercial (6) Securitized Commercial Loans 702 Loans 14.1% Commercial Loans 442 Commercial Loans Other Securities(7) 83 7.6% Other Securities Total $ 5,017 1.7% 8.8% Select Sector Categories Agency Portfolio Credit Sensitive Securities Loan Portfolio 2.2% 82.3% 69.1% 29.2% 0.2% 50.2% 19.7% 16.7% 18.4% 0.8% 2.0% 9.2% Agency CMBS Non-Agency RMBS Residential Whole Loans Agency CMBS IO's Non-Agency RMBS IO Residential Bridge Loans Agency RMBS Non-Agency CMBS Securitized Commercial Loans Agency RMBS IO's ABS and GSE CRT Securities Commercial Loan Please refer to page 19 for footnote disclosures. 10

Income Attribution(8) For the Three Months Ended September 30, 2019 (in thousands except per share data) Non- Non- Residential Residential Securitized Agency Agency Agency Agency Whole- Bride Other Commercial Commercial CMBS RMBS CMBS RMBS Loans Loans(5) Investments (7) Loans Loans(15) Total Interest Income(9) $13,804 $ 3,852 $ 4,744 $ 556 $ 13,953 $ 1,362 $ 2,205 $ 7,612 $ 8,615 $ 56,703 Interest expense(10) (11,943) (3,228) (1,640) (257) (10,779) (916) (562) (2,812) (6,945) (39,082) Net interest rate swap interest income(11) 1,438 139 59 76 — — 4 — — 1,716 Net Interest Income 3,299 763 3,163 375 3,174 446 1,647 4,800 1,670 19,337 Realized gain/(loss) on investments 20,268 1,559 (77) — — (353) — — 21,397 Unrealized gain/(loss) on investments(12) 25,656 1,473 3,406 970 2,141 568 535 135 (845) 34,039 Securitized debt unrealized gain/(loss) — — — — — — — — 746 746 Gain/(loss) on derivative instruments, net (13) (41,324) (3,984) (1,686) (2,196) — — 705 — — (48,485) OTTI(14) (29) (193) (1,587) (27) — — (155) — — (1,991) Portfolio Income (loss) $ 7,870 $ (382) $ 3,219 $ (878) $ 5,315 $ 661 $ 2,732 $ 4,935 $ 1,571 $ 25,043 BV Per Share Increase (Decrease) $ 0.15 $ (0.01) $ 0.06 $ (0.02) $ 0.10 $ 0.01 $ 0.05 $ 0.09 $ 0.03 $ 0.46 Please refer to page 19 for footnote disclosures. 11

Financing Summary Repurchase Agreements ▪ Borrowings under 20 of 33 master repurchase agreements. ▪ Capacity in excess of our current needs. Repurchase Agreement Financing September 30, 2019 ($ in thousands) Weighted Average Weighted Average Outstanding Interest Rate Interest Remaining Days to Borrowings Rate Maturity Short Term Borrowings Agency RMBS $ 366,488 2.31% 49 Agency CMBS 1,640,190 2.36% 29 Non-Agency RMBS 31,071 3.67% 8 Non-Agency CMBS 201,751 3.28% 28 Residential Whole-Loans 10,854 3.96% 36 Residential Bridge Loan 50,092 4.26% 28 Commercial loans 137,821 4.33% 28 Securitized commercial loans 32,893 3.13% 9 Other securities(7) 57,061 3.55% 30 Subtotal 2,528,221 2.63% 31 Long Term Borrowings Residential Whole-Loans(16) 271,887 3.68% 653 Commercial Loans(16) 125,000 4.29% 641 Subtotal 396,887 3.87% 649 Total/Weighted Average $ 2,925,108 2.80% 115 12 Please refer to page 19 for footnote disclosures.

Financing Summary

Convertible Senior Unsecured Notes

- At September 30, 2019, the Company had $155.0 million aggregate principal amount of 6.75% convertible senior unsecured notes. The notes mature on October 1, 2022, unless earlier converted, redeemed or repurchased by the holders pursuant to their terms, and are not redeemable by the Company except during the final three months prior to maturity. The initial conversion rate was 83.1947 shares of common stock per $1,000 principal amount of notes and represented a conversion price of $12.02 per share of common stock.

Mortgage-Backed Notes

- The following table summarizes the residential mortgage-backed notes issued by the Company's securitization trust (the "Arroyo Trust") at September 30, 2019 (dollars in thousands):

Classes	Principal Balance	Coupon	Carrying Value	Contractual Maturity
Offered Notes:[17]				
Class A-1	$ 733,440	3.3%	$ 733,438	4/25/2049
Class A-2	39,299	3.5%	39,298	4/25/2049
Class A-3	62,261	3.8%	62,259	4/25/2049
Class M-1	25,055	4.8%	25,055	4/25/2049
	860,055		860,050	
Less: Deferred Financing Cost	N/A		5,491	
Total	**$ 860,055**		**$ 854,559**	

The securitized debt of the Arroyo Trust can only be settled with the residential loans that serve as collateral for the securitized debt and are non-recourse to the Company.

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Please refer to page 19 for footnote disclosures.

Western Asset Mortgage Capital Corp.

(18) Hedging Summary The following tables provide additional information on our fixed pay interest rate swaps and the variable pay interest rate swap as of September 30, 2019 ($ in thousands): Fixed Pay Interest Rate Swaps Notional Average Fixed Average Variable Average Maturity Maturity Amount Pay Rate Receive Rate (Years) Less than 1 Year $ 200,000 1.8% 2.3% 0.7 3 Years to 5 Years 1,182,500 2.5% 2.2% 4.4 >5 Years 2,137,100 2.3% 2.2% 9.0 Total Fixed Pay Rate $ 3,519,600 2.4% 2.2% 7.0 Variable Pay Interest Rate Swaps Notional Average  Average Fixed Average Maturity Maturity Amount Variable Pay Rate Receive Rate (Years) 1 Year to 3 Years $ 225,000 2.3% 2.4% 1.6 >5 Years 772,200 2.2% 2.3% 8.3 Total Variable Pay Rate $ 997,200 2.3% 2.4% 6.8 14 Please refer to page 19 for footnote disclosures.

(18) Hedging Summary The following tables provide information on other derivative instruments as of September 30, 2019 ($ in thousands): Other Derivative Instruments Notional Amount Fair Value Futures contracts, asset $ 60,300 $ 808 Credit default swaps, asset 60,100 2,884 Other derivative instruments, assets 3,692 Futures contracts, liability $ 65,400 $ (1,518) Credit default swaps, liability 90,900 (6,502) Total other derivative instruments, liabilities (8,020) Total other derivative instruments, net $ (4,328) 15 Please refer to page 19 for footnote disclosures.

Duration as of September 30, 2019 Agency Holdings Key Rate Duration Contribution Total 6-months 2-Year 5-Year 10-Year 20-Year 30-Year Agency IO/IIO 0.02 0.01 0.01 0.01 — (0.01) — Agency RMBS 0.25 0.02 0.07 0.08 0.06 0.02 — Agency CMBS 4.09 0.01 0.06 0.76 3.03 0.23 — Swaps and Futures (3.99) 0.06 (0.19) (1.46) (3.31) 0.62 0.29 Repurchase Agreements (0.07) (0.07) — — — — — Total 0.30 0.03 (0.05) (0.61) (0.22) 0.86 0.29 16 Please refer to page 19 for footnote disclosures.

2019 Global Outlook Western Asset Long-Term Themes ▪ Global growth ongoing but slow by historical standards. ▪ Global inflation will require extraordinary monetary policy accommodation to normalize. Current Themes ▪ Global growth will prove to be resilient. ▪ Monetary policy will pivot to greater accommodation. 17

Portfolio View ▪ Credit sensitive mortgage sectors have performed relatively well and are expected to continue to offer attractive returns. During the third quarter we added credit sensitive mortgages and expect to continue to invest in this asset class for the remainder of 2019. * Commercial real estate fundamentals continue to be positive. We expect to continue to deploy capital in commercial loans and Non-Agency CMBS. * We expect to continue to opportunistically deploy capital in residential whole loans, mainly non-qualified mortgages. 18

Footnotes (1) As of September 30, 2019. (2) Core earnings is a non-GAAP measures which includes the cost of interest rate swaps and interest income on IOs and IIOs classified as derivatives. Drop income is income derived from the use of ‘to-be-announced’ forward contract (“TBA”) dollar roll transactions which is a component of our gain (loss) on derivative instruments on our consolidated statement of operations, but is not included in core earnings. There was no drop income for the three months ended September 30, 2019. (3) Economic return, for any period, is calculated by taking the sum of (i) the total dividends declared and (ii) the change in net book value during the period and dividing by the beginning book value. (4) Non-GAAP measures which include interest income, interest expense, the cost of interest rate swaps and interest income on IOs and IIOs classified as derivatives, and are weighted averages for the quarter ended September 30, 2019. Excludes the net income from the consolidation of VIE Trusts required under GAAP. (5) The bridge loans acquired prior to October 25, 2017 are carried at amortized costs, since we did not elect the fair value option for these loans. For the bridge loans acquired subsequent to October, 25, 2017, we elected the fair value option to be consistent with the accounting of other investments. Accordingly, the carrying amount of the bridge loans as of September 30, 2019 includes $48.1 million of residential bridge loans carried at fair value and $5.3 million of residential bridge loans carried at amortized costs. (6) In March 2019, the Company acquired a $65.3 million Non-Agency CMBS security which resulted in the consolidation of a variable interest entity and the recording of a $904 million securitized commercial loan and $904 million of securitized debt. (7) Other investments include ABS and GSE Credit Risk Transfer securities. (8) Non-GAAP measure which includes net interest margin (as defined in footnote 4), realized and unrealized gains or losses in the portfolio and other than temporary impairment. (9) Non-GAAP measure which includes interest income on IO's and IIO's accounted for as derivatives and other income. (10) Convertible senior notes interest expense has been allocated based on fair value of investments at September 30, 2019. (11) Net interest rate swaps interest income have been allocated based on average duration contribution. (12) Non-GAAP measure which includes net unrealized losses on IO's and IIO's accounted for as derivatives. (13) Gain (loss) on derivative instruments, net, has been allocated based average duration contribution (excluding cost of hedging and gains or losses on IO's and IIO's accounted for as derivatives). (14) Includes other than temporary impairments on IO's and IIO's accounted for as derivatives. (15) The portfolio income attribution for securitized commercial loan is presented on a consolidated basis (16) Certain Residential Whole Loans and Commercial Loans were financed under two longer term repurchase agreements. The Company entered into a $700.0 million residential and $150.0 million commercial facility. These facilities automatically renew until such time as they are terminated or until certain conditions of default. The weighted average remaining maturity days was calculated using expected weighted life of the underlying collateral. (17) The subordinate notes were retained by the Company. (18) While we use hedging strategies as part of our overall portfolio management, these strategies are not designed to eliminate all risks in the portfolio. There can be no assurance as to the level or effectiveness of these strategies. (19) Total Stock return is calculated by taking the sum of: (i) the total dividends declared; and (ii) the change in stock price during the period and dividing by the beginning stock price. 19

Supplemental Information

Book Value Roll Forward Amounts in 000's Per Share Book Value at June 30, 2019 $ 559,626 $ 10.51 Equity portion of our convertible senior unsecured notes 1,390 0.03 Allocated debt offering cost to equity component (41) — Common dividend (16,499) (0.31) 544,476 10.23 Portfolio Income Net interest margin(4) 19,263 0.36 Net realized gain (loss) on investments and derivatives (30,006) (0.57) Unrealized gain (loss) on investments and derivatives 37,777 0.71 Other than temporary impairment(14) (1,991) (0.04) Net portfolio income 25,043 0.46 Operating expenses (3,390) (0.06) General and administrative expenses, excluding equity based compensation (1,824) (0.03) Provision for taxes 55 — Book Value at September 30, 2019 $ 564,360 $ 10.60 20 Please refer to page 19 for footnote disclosures.

Adjusted* Portfolio Composition Total Investment Portfolio ($ in millions) September 30, 2019 Consolidated Third Party Company Sponsored Unconsolidated (As Reported) Consolidated Trust Securitization (Non GAAP) Agency CMBS $ 1,807 $ — $ — $ 1,807 Agency RMBS 382 — — 382 Non-Agency CMBS 292 90 — 382 Non-Agency RMBS 47 — 62 109 Residential Whole-Loans 1,209 — (909) 300 Residential Bridge Loans 53 — — 53 Securitized Commercial Loans 702 (702) — — Commercial Loans 442 — — 442 Other Securities(7) 83 — — 83 Total $ 5,017 $ (612) $ (847) $ 3,558 *Excludes consolidation of VIE Trusts required under GAAP 50.9% Agency RMBS Agency CMBS 3.1% Non-Agency RMBS 10.7% Non-Agency CMBS Residential Whole-Loans Residential Bridge Loans 8.4% Commercial Loans 1.5% 10.7% Other Securities 2.3% 12.4% Please refer to page 19 for footnote disclosures. 21

Adjusted* Portfolio Income Attribution[8]

For the Three Months Ended September 30, 2019

(in thousands except per share data)

	Agency CMBS	Agency RMBS	Non-Agency CMBS	Non-Agency RMBS	Residential Whole-Loans	Residential Bride Loans[5]	Other Investments[7]	Commercial Loans	Total
Interest Income[9]	$ 13,804	$ 3,852	$ 6,628	$ 556	$ 13,953	$ 1,362	$ 2,205	$ 7,612	$ 49,972
Interest expense[10]	(11,943)	(3,228)	(1,928)	(257)	(10,779)	(916)	(562)	(2,812)	(32,425)
Net interest rate swap interest income[11]	1,438	139	59	76	—	—	4	—	1,716
Net Interest Income	3,299	763	4,759	375	3,174	446	1,647	4,800	19,263
Realized gain/(loss) on investments	20,268	1,559	(77)	—	—	(353)		—	21,397
Unrealized gain/ (loss) on investments[12]	25,656	1,473	3,380	970	2,141	568	536	135	34,859
Gain (loss) on derivative instruments, net[13]	(41,324)	(3,984)	(1,686)	(2,196)	—	—	705	—	(48,485)
OTTI[14]	(29)	(193)	(1,587)	(27)	—	—	(155)	—	(1,991)
Portfolio Income (loss)	**$ 7,870**	**$ (382)**	**$ 4,789**	**$ (878)**	**$ 5,315**	**$ 661**	**$ 2,733**	**$ 4,935**	**$ 25,043**
BV Per Share Increase (Decrease)	**$ 0.15**	**$ (0.01)**	**$ 0.09**	**$ (0.02)**	**$ 0.10**	**$ 0.02**	**$ 0.04**	**$ 0.09**	**$ 0.46**

***Excludes the securitized commercial loan and debt from the consolidation of VIE trusts required under GAAP. Reflects only our interest in the Non-Agency CMBS security that was acquired.**

Please refer to page 19 for footnote disclosures.

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Western Asset Mortgage Capital Corp.

Adjusted Credit Sensitive Portfolio as of September 30, 2019 Adjusted Credit Sensitive Portfolio* ($ in millions) Principal Amortized Net Weighted Net Weighted Balance Costs Fair Value Average Coupon Average Yield Non-Agency RMBS $ 53,022 $ 37,029 $ 38,673 4.8% 4.9% Non-Agency RMBS IOs and IIOs N/A 8,396 8,582 0.6% 5.4% Non-Agency CMBS 416,743 375,874 381,302 5.8% 7.6% Residential Whole Loans 1,169,131 1,188,099 1,209,237 5.2% 5.6% Residential Bridge Loans 54,466 54,529 53,373 9.4% 9.8% Commercial Loans 442,032 441,103 442,032 7.5% 8.1% Other Securities(7) 73,220 76,758 83,012 7.0% 7.0% $ 2,208,614 $ 2,181,788 $ 2,216,211 4.4% 6.6% *Excludes consolidation of VIE Trusts required under GAAP Commercial Loans: 20.8% Other Securities: 3.9% Non-Agency RMBS: 1.8% Non-Agency RMBS IO and IIOs: 0.4% Residential Bridge Loans: 2.5% Non-Agency CMBS: 13.8% Residential Whole Loans: 56.9% Please refer to page 19 for footnote disclosures. 23

Commercial Loans as of September 30, 2019 ($ in millions)

Loan	Acquisition Date	Loan Type	Principal Balance	Fair Value	LTV	Interest Rate	Maturity Date	Extension Option	Collateral
CRE 1	March 2018	Interest-Only Mezzanine loan	20.0	20.0	—	1-Month LIBOR plus 6.5%	11/15/2019	Three One-Year Extensions	Hotel
CRE 2	June 2018	Interest-Only First Mortgage	30.0	30.0	—	1-Month LIBOR plus 4.5%	6/9/2020	One-Year Extension	Hotel
CRE 4	June 2019	Principal & Interest First Mortgage	50.0	50.0	—	1-Month LIBOR plus 7.00%	1/11/2022	Two One-Year Extensions	Nursing Facilities
CRE 5	August 2019	Interest-Only Mezzanine loan	90.0	90.0	—	1-Month LIBOR plus 9.25%	6/29/2021	Two-Year First Extension and	Entertainment and Retail
CRE 6	September 2019	Interest-Only First Mortgage	40.0	40.0	—	1-Month LIBOR plus 3.02%	8/6/2021	Two One-Year Extensions	Retail
SBC 1	July 2018	Interest-Only First Mortgage	45.2	45.2	—	One-Month LIBOR plus 4.25% (1)	7/1/2020	Two One-Year Extensions	Nursing Facilities
SBC 2	September and October 2018 (4)	Interest-Only First Mortgage	115.5	115.5	—	One-Month LIBOR plus 5.3% (2)	9/6/2021	One-Year Extension	Assisted Care Living Facilities
SBC 3	November 2018	Interest-Only First Mortgage	5.7	5.7	—	One-Month LIBOR plus 5.25%	12/1/2020	One-Year Extension	Nursing Facilities
SBC 4	January 2019	Interest-Only First Mortgage	13.6	13.6	—	One-Month LIBOR plus 4.0% (3)	12/1/2021	One-Year Extension	Apartment Complex
SBC 5	January 2019	Interest-Only First Mortgage	32.0	32.0	—	One-Month LIBOR plus 4.1%	7/1/2021	None	Nursing Facilities
			$ 442.0	$ 442.0					

Footnotes

(1) Subject to LIBOR floor of 1.25%.
(2) Subject to LIBOR floor of of 1.9% and LIBOR cap of 3.5%.
(3) Subject to LIBOR floor of 2.0%.
(4) Acquired $49.6 million of the loan in September 2018 and the remaining $65.9 million in October 2018.

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Western Asset Mortgage Capital Corp.

Contact Information Western Asset Mortgage Capital Corporation c/o Financial Profiles, Inc. 11601 Wilshire Blvd., Suite 1920 Los Angeles, CA 90025 www.westernassetmcc.com Investor Relations Contact: Larry Clark Tel: (310) 622-8223 lclark@finprofiles.com